Restructuring	12 Months Ended
Dec. 31, 2019
Restructuring [Abstract]
Disclosure of Restructuring [text block]

Restructuring

Restructuring is primarily driven by the implementation of the Group’s strategic changes as announced in the third quarter 2019. We have defined measures that aim to strengthen the bank, position it for growth and simplify its organizational set-up. The measures also aim to reduce adjusted costs through higher efficiency, by optimizing and streamlining processes, and by exploiting synergies.

Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.

Net restructuring expense by division

in € m.	2019	2018	2017
Corporate Bank	137	31	20
Investment Bank	169	200	40
Private Bank	126	49	358
Asset Management	29	19	6
Capital Release Unit	143	62	21
Corporate & Other	40	(1)	1
Total Net Restructuring Charges	644	360	447

Net restructuring by type

in € m.	2019	2018	2017
Restructuring - Staff related	641	367	430
thereof:
Termination Benefits	476	248	402
Retention Acceleration	156	113	26
Social Security	9	6	2
Restructuring - Non Staff related	2	(6)	17
Total Net Restructuring Charges	644	360	447

Provisions for restructuring amounted to € 684 million, € 585 million and € 696 million as of December 31, 2019, December 31, 2018 and December 31, 2017, respectively. The majority of the current provisions for restructuring are expected to be utilized in the next two years.

During 2019, 2,247 full-time equivalent staff was reduced through restructuring (2018: 3,000 and 2017: 2,045).

Organizational changes

Full-time equivalent staff	2019	2018	2017
Corporate Bank	137	222	332
Investment Bank	626	670	233
Private Bank	440	717	946
Asset Management	136	92	47
Capital Release Unit	514	243	162
Infrastructure	394	1,056	325
Total full-time equivalent staff	2,247	3,000	2,045